UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2018

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Correction to Series E-1 Preferred Certificate of Designations

As previously announced, on October 18, 2018, LSB Industries, Inc. (the “Company”) filed a certificate of designations for its Series E-1 Cumulative Redeemable Class C Preferred Stock (the “Certificate of Designations” and such stock, the “Series E-1 Preferred”). It has been determined that the Certificate of Designations contained an inaccuracy or defect in that it inadvertently stated that the participation right at issuance of the Series E-1 Preferred in dividends and liquidating distributions (the “Participation Right”) was equal to 456,225 shares of common stock of the Company. Such Participation Right should have been stated as 303,646 shares of common stock of the Company. The Certificate of Designations was corrected by the filing of a certificate of correction to the Certificate of Designations (the “Certificate of Correction”) with the Secretary of State of the State of Delaware on November 1, 2018. Apart from the foregoing correction to the Participation Right, no changes were made to the Certificate of Designations.

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Certificate of Correction to Certificate of Designations of the Series E-1 Cumulative Redeemable Class C Preferred Stock of LSB Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2018

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Certificate of Correction to Certificate of Designations of the Series E-1 Cumulative Redeemable Class C Preferred Stock of LSB Industries, Inc.

5